SECURITIES AND EXCHANGE COMMISSION

		            	 Washington, D.C. 20549

			            	  FORM 8-K

	                  	        CURRENT REPORT




	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	   Date of Report (Date of earliest event reported):  August 14, 2002





	                  CSG SYSTEMS INTERNATIONAL, INC.
	---------------------------------------------------------------------
       		(Exact name of registrant as specified in its charter)




	         Delaware                 0-27512          47-0783182
	----------------------------   -------------   ----------------
	(State or other jurisdiction   (Commission     (IRS Employer
	 of incorporation)              File Number)    Identification
					        	Number)




	  7887 East Belleview Avenue, Suite 1000, Englewood, CO  80111
	---------------------------------------------------------------
	(Address of principal executive offices)             (Zip Code)




	Registrant's telephone number, including area code: (303) 796-2850




Item 9.  Regulation FD Disclosure.
-------  ------------------------------------------
	 On August 14, 2002, the registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

	 Attached are the Certifications of Periodic Financial Report by the Chief Executive Officer and Chief Financial Officer of CSG Systems International, Inc. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


*************

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Date:  August 14, 2002
	       ---------------

				CSG SYSTEMS INTERNATIONAL INC.

				By:     /s/ Joseph T. Ruble
				     ------------------------------
                                     Joseph T. Ruble, Secretary
                                     and General Counsel



			CSG Systems International, Inc.

				Form 8-K

			     Correspondence Index

Description
-----------


..	Certification of Periodic Financial Report by the Chief Executive Officer

..	Certification of Periodic Financial Report by the Chief Financial Officer